Restructuring	12 Months Ended
Jan. 01, 2012
Restructuring and Related Activities [Abstract]
Restructuring

22.     Restructuring

In the fiscal second quarter of 2011, Cordis Corporation, a subsidiary of Johnson & Johnson, announced the discontinuation of its clinical development program for the NEVO™ Sirolimus-Eluting Coronary Stent and cessation of the manufacture and marketing of CYPHER ® and CYPHER SELECT® Plus Sirolimus-Eluting Coronary Stents by the end of 2011. The Company will focus on other cardiovascular therapies where significant patient needs exist.

As a result of the above mentioned restructuring plan announced by Cordis Corporation, the Company recorded $676 million in related pre-tax charges, of which approximately $164 million of the pre-tax restructuring charges require cash payments. The $676 million of restructuring charges consists of asset write-offs of $512 million and $164 million related to leasehold and contract obligations and other expenses. The $512 million of asset write-offs relate to property, plant and equipment of $265 million, intangible assets of $160 million and inventory of $87 million (recorded in cost of products sold). The Cordis restructuring program has been substantially completed.

The Company recorded an accrual for restructuring in the fourth quarter of 2009, which was substantially completed in 2011.

For additional information on the restructuring as it relates to the segments, see Note 18.